UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 25, 2025

MORNINGSTAR, INC.

(Exact name of registrant as specified in its charter)

Illinois	000-51280	36-3297908
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

22 West Washington Street
Chicago, Illinois	60602
(Address of principal executive offices)	(Zip Code)

(312) 696-6000

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common stock, no par value	MORN	The Nasdaq Stock Market LLC

Item 7.01.	Regulation FD Disclosure

In accordance with Morningstar, Inc.’s (the “Company”) policy regarding public disclosure of corporate information, Investor questions primarily received by the Company through January 31, 2025, and Company responses (the “Investor Q&A”) are attached to this Current Report on Form 8-K (this “Report”) as Exhibit 99.1 and incorporated herein by reference. The Investor Q&A shall be deemed furnished, not filed, for purposes of this Report.

Caution Concerning Forward-Looking Statements

This Report, including the document incorporated by reference herein, contains forward-looking statements as that term is used in the Private Securities Litigation Reform Act of 1995. These statements are based on our current expectations about future events or future financial performance. Forward-looking statements by their nature address matters that are, to different degrees, uncertain, and often contain words such as “aim,” “committed,” “consider,” “estimate,” “future,” “goal,” “ is designed to,” “maintain,” “may,” “objective,” “ongoing,” “could,” “expect,” “intend,” “plan,” “possible,” “potential,” “seek,” “anticipate,” “believe,” “predict,” “prospects,” “continue,” “strategy,” “strive,” “will,” “would,” “determine,” “evaluate,” or the negative thereof, and similar expressions. These statements involve known and unknown risks and uncertainties that may cause the events we discuss not to occur or to differ significantly from what we expect. For us, these risks and uncertainties include, among others:

• failing to maintain and protect our brand, independence, and reputation;

• failure to prevent and/or mitigate cybersecurity events and the failure to protect confidential information, including personal information about individuals;

• compliance failures, regulatory action, or changes in laws applicable to our regulated businesses;

• failing to innovate our product and service offerings or meet or anticipate our clients’ changing needs;

• impact of artificial intelligence technologies on our business and reputation, and the legal risks as they are incorporated into our products and tools;

• failure to detect errors in our products or failure of our products to perform properly due to defects, malfunctions or similar problems;

• failing to recruit, develop, and retain qualified employees;

• prolonged volatility or downturns affecting the financial sector, global financial markets, and the global economy and its effect on our revenue from asset-based fees and credit ratings business;

• failing to scale our operations and increase productivity in order to implement our business plans and strategies;

• liability for any losses that result from errors in our automated advisory tools or errors in the use of the information and data we collect;

• inadequacy of our operational risk management, business continuity programs to address materially disruptive event;

• failure of our strategic transaction, acquisitions, divestitures and investments in companies or technologies to yield expected business or financial benefits, negatively impacting our operating results and our ability to deliver long-term value to shareholders;

• failing to maintain growth across our businesses due to changes in geopolitics and the regulatory landscape;

• liability relating to the information and data we collect, store, use, create, and distribute or the reports that we publish or are produced by our software products;

• the potential adverse effect of our indebtedness on our cash flow and financial and operational flexibility;

• liability, costs and reputational risks relating to environmental, social and governance considerations;

• our dependence on third-party service providers in our operations;

• inadequacy of our insurance coverage;

• challenges in accounting for tax complexities in the global jurisdictions we operate in could materially affect our tax obligations and tax rates;

• the potential and impact of vendor consolidation and clients' strategic decisions to replace our products and services with in-house products and services;

• our ability to build and maintain short-term and long-term shareholder value and pay dividends to our shareholders;

• our ability to maintain existing business and renewal rates and to gain new business;

• the impact on recently issued accounting pronouncements on our consolidated financial statements and related disclosures;

• impact on our stock price due to future sales of our common stock and fluctuations in our operating results; and

• failing to protect our intellectual property rights or claims of intellectual property infringement against us.

A more complete description of these risks and uncertainties can be found in our filings with the Securities and Exchange Commission (SEC), including our most recent Reports on Form 10-K and 10-Q. If any of these risks and uncertainties materialize, our actual future results and other future events may vary significantly from what we expect. We do not undertake to update our forward-looking statements as a result of new information, future events, or otherwise, except as may be required by law. You are advised to review any further disclosures we make on related subjects, and about new or additional risks, uncertainties, and assumptions in our filings with the SEC on Forms 10-K, 10-Q, and 8-K.

This Form 8-K (including Exhibit 99.1 hereto) is not a proxy statement or a solicitation of proxies from the holders of common stock of Morningstar, Inc. A solicitation of proxies in connection with the 2025 Annual Shareholders’ Meeting will be made only by the Company’s definitive proxy statement through a Notice of Internet Availability of Proxy Materials mailed to all stockholders of record on the record date of March 10, 2025 (the “2025 Proxy”). The Company, its directors and its executive officers may be deemed participants in the Company's solicitation of proxies from shareholders in connection with the matters to be considered at the 2025 Annual Shareholders’ Meeting. Biographical information about the Company's directors is set forth in the Company's definitive proxy statement for the 2024 annual meeting filed with the Securities and Exchange Commission (the “SEC”) on March 28, 2024. Biographical

information about the Company's executive officers is set forth in the Company's annual report on Form 10-K filed with the SEC on February 28, 2025. The Company’s filings with the SEC are available at the SEC’s website at https://www.sec.gov or the Company's website at https://www.shareholders.morningstar.com.

The Company will be filing the 2025 Proxy for the 2025 Annual Shareholders’ Meeting with SEC. Additional information regarding the interests of participants in the solicitation of proxies in connection with the upcoming annual meeting of shareholders will be included in the definitive proxy statement for the 2025 Annual Shareholders’ Meeting. Stockholders are urged to read the proxy statement and any other relevant documents filed or that will be filed with the SEC when they become available because they will contain important information. Stockholders will be able to receive the 2025 Proxy and other relevant documents free of charge at the SEC’s website at https://www.sec.gov or through the Company’s own website at https://www.shareholders.morningstar.com. This Form 8-K is being filed as soliciting material pursuant to Rule 14a-12 under the Securities Exchange Act of 1934, as amended solely as a precautionary matter, notwithstanding the fact that the issuer does not believe it constitutes solicitation material.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits:

Exhibit No.	Description
99.1	Investor Q&A.
104	The cover page from this Current Report on Form 8-K formatted in Inline XBRL (included as Exhibit 101).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MORNINGSTAR, INC.
Date: March 25, 2025	By:/s/ Michael Holt
Name: Michael Holt
Title: Chief Financial Officer

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